UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 14, 2009
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09553 (Commission File Number)	04-2949533 (IRS Employer Identification Number)

51 West 52nd Street, New York, New York (Address of principal executive offices)	10019 (zip code)
Registrant’s telephone number, including area code: (212) 975-4321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 14, 2009, CBS Corporation (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc., as representatives of the underwriters named in Schedule 1 thereto, and National Amusements, Inc. (“NAI”), with respect to the sale of up to 28,645,000 shares of the Company’s Class B Common Stock by NAIRI, Inc., a wholly owned subsidiary of NAI. The Company will receive no proceeds in connection with the sale. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (No. 333-154962). The Underwriting Agreement has been filed as Exhibit 1.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed as part of this report on Form 8-K:

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement dated October 14, 2009, among CBS Corporation, Citigroup Global Markets Inc., as representative of the underwriters named in Schedule 1 thereto, and National Amusements, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)
By:	/s/ Joseph R. Ianniello
	Name:	Joseph R. Ianniello
	Title:	Executive Vice President and Chief Financial Officer

Date: October 16, 2009

Exhibit Index

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement dated October 14, 2009, among CBS Corporation, Citigroup Global Markets Inc., as representative of the underwriters named in Schedule 1 thereto, and National Amusements, Inc.